Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

**AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT**

1. CONTRACT ID CODE

PAGE OF PAGES: 1 2

2. AMENDMENT/MODIFICATION NO.: 0005

3. EFFECTIVE DATE: See Block 16C

4. REQUISITION/PURCHASE REQ. NO.: OS173539

5. PROJECT NO. (If applicable)

6. ISSUED BY CODE: ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE: ASPR-BARDA01

ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.: HHSO100201500007C

10B. DATED (SEE ITEM 13): 03/27/2015

CODE 726613 FACILITY CODE

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended. is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2016.1990500.25103 Net Increase: $1,271,069.00

**13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.**

| CHECK ONE | |
|---|---|
| | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: |
| X | D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties and FAR 52.217-7 |

E. IMPORTANT: Contractor is not. X is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609

A. The purpose of this bi-lateral modification is to supplement Option 2 under CLIN 0003 of the contract in the amount of $1,271,069.

1. The total period of performance of Option 2 CLIN 0003 under the contract remains unchanged, from 15 September, 2015 through 14 April, 2017.

2. This modification hereby results in an increase in funding as follows:

a. The overall Total Estimated Cost of Option 2/CLIN 0003 of the contract is increased by
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Jon P. Stonehouse CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): THOMAS P. HASTINGS

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)

15C. DATE SIGNED: 4-11-16

16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)

16C. DATE SIGNED: 4/11/16

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

| CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500007C/0005 | PAGE 2 OF 2 |
|---|---|---|

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

| ITEM NO. (A) | SUPPLIES/SERVICES (B) | QUANTITY (C) | UNIT (D) | UNIT PRICE (E) | AMOUNT (F) |
|---|---|---|---|---|---|
| | $ *** , from $ *** to $ ***<br><br>b. The Total Estimated Fee of Option 2/CLIN 0003 of the contract increased by $ *** , from $ *** to $ ***<br><br>c. The Total Estimated Cost Plus Fixed Fee of the Option 2/CLIN 0003 of the contract is increased by $1,271,069, from $4,190,243 to $5,461,312.<br><br>B. This change does not increase the period of performance of the Base Period or any Options exercised under this contract. All other terms and conditions of the contract remain unchanged.<br>Delivery: 04/30/2016<br>Delivery Location Code: HHS/OS/ASPR<br>HHS/OS/ASPR<br>200 C St SW<br>WASHINGTON DC 20201 US<br><br>Appr. Yr.: 2016 CAN: 1990500 Object Class: 25103<br>FOB: Destination<br>Period of Performance: 03/31/2015 to 04/14/2017<br><br>Add Item 6 as follows: | | | | |
| 6 | ASPR-16-01035 -- additional support CLIN 0003 Option 2 under the existing contract BioCryst Pharmaceuticals Inc HHSO100201500007C<br>Obligated Amount: $1,271,069.00 | | | | 1,271,069.00 |